STANDSTILL   AGREEMENT,   dated  as  of  November   12,  2004  (this
      "Agreement"), by and among Great Expectations and Associates, Inc., a Colorado corporation (the "Company"), and the persons listed on
      Schedule I attached hereto (collectively, the "Stockholders").
      --------------------------------------------------------------------

                                  INTRODUCTION

            Certain of the Stockholders are party to a Share Exchange and Reorganization Agreement, dated as of August 25, 2004 (the "Share Exchange"), by and among the Company, Advaxis and such Stockholders, pursuant to which (a) the Company will acquire all of the issued and outstanding shares of capital stock of Advaxis in exchange for shares of the Company's common stock, and (b) Advaxis will become as a wholly-owned subsidiary of Company (the "Acquisition");

            The Company has entered into that certain Securities Purchase Agreement, dated as of September 14, 2004 (the "Purchase Agreement"), by and between the Company and the investors signatory thereto (collectively, the "Investors"), pursuant to which the Company is offering to sell to the Investors a minimum of $1,500,000 of its securities and a maximum of $7,000,000 of its securities (subject to an increase to $10,000,000 at the election of the Company) (the "Offering");

            Pursuant  to  Section  5.1(k)  of the  Purchase  Agreement,  it is a
condition precedent to the Initial Closing (as defined in the Purchase Agreement) of the Offering that the Stockholders agree in writing not to sell any of their interests in the Company until such time as there shall have been filed with and declared effective by the Securities and Commission, a registration statement in respect of the Shares (as defined in the Purchase Agreement) purchased by the Investors thereunder.

            The Stockholders acknowledge and agree that they will benefit from the consummation of the Offering and, in order to induce the Company and the Investors to consummate the Offering contemplated by the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

            SECTION 1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meaning given such terms in the Purchase Agreement to the extent the same are defined therein.

            SECTION 2. Standstill. Each Stockholder agrees not to effect any sale, transfer or distribution of his, her or its equity securities in the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the period from the closing of the Acquisition until the earlier of (i) the date that a registration statement with respect to the Shares purchased by the Investors pursuant to the Purchase Agreement has been filed with and declared effective by the Securities and Exchange Commission and (ii) the first year anniversary of the date hereof, unless (a) such sale, transfer or distribution is approved in writing by a Majority of the Investors, and (b) the transferee of such sold, transferred or distributed securities agrees in writing to be bound by the terms of this Agreement to the same extent as if they had originally been a party hereto.

            SECTION 3. Further Assurances. Each party agrees to execute such other documents, instruments, agreements and consents, and take such other actions as may be reasonably requested by the other parties hereto or by a Majority of the Investors to effectuate the purposes of this Agreement.

            SECTION 4. Miscellaneous.

            (a) Notices. Any consent,  notice or report required or permitted to be given or made under this Agreement by one of the parties hereto to the other shall be in writing, delivered personally or by facsimile (and promptly confirmed by personal delivery, U.S. first class mail or courier), internationally recognized courier service, postage prepaid (where applicable), addressed to such other party at its address indicated below, or to such other address as the addressee shall have last furnished in writing to the addressor and (except as otherwise provided in this Agreement) shall be effective upon receipt by the addressee.

         If to the Company:    Great Expectations and Associates, Inc.
                               c/o Advaxis, Inc.
                               212 Carnegie Center, Suite 206
                               Princeton, New Jersey 08540
                               Attn:  J. Todd Derbin
                               Facsimile Number: (609) 497-9299

         With a copy to:       Reitler Brown & Rosenblatt LLC
                               800 Third Avenue,  21st Floor
                               New York, New York 10022
                               Attn:  Gary Schonwald
                               Facsimile Number: (212) 371-5500

         If to a Stockholder:  To the address set forth under such Stockholder's name on the signature page;

            (b) Assignment. This Agreement may not be assigned or otherwise transferred, nor, except as expressly provided hereunder, may any right or obligations hereunder be assigned or transferred by either party without the prior written consent of the other party. Any permitted assignee shall assume all obligations of its assignor under this Agreement.

            (c) Headings. The captions to the several Articles and Sections hereof are not a part of this Agreement, but are merely guides or labels to assist in locating and reading the several Articles and Sections hereof.

            (d) Severability. If one or more provisions of this Agreement be or become invalid, the parties hereto shall substitute, by mutual consent, valid provisions for such invalid provisions which valid provisions in their economic effect are sufficiently similar to the invalid provisions that it can be reasonably assumed that the parties would have entered into this Agreement with such provisions. In case such provisions cannot be agreed upon, the invalidity of one or several provisions of this Agreement shall not affect the validity of this Agreement as a whole, unless the invalid provisions are of such essential importance to this Agreement that it is to be reasonably assumed that the parties would not have entered into this Agreement without the invalid provisions.

            (e) Waiver. The waiver by either party hereto of any right hereunder or the failure to perform or of a breach by the other party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by said other party whether of a similar nature or otherwise.

            (f) Entire Agreement. This Agreement is the agreement referred to in
Section 5.1(k) of the Purchase Agreement and, together with the Purchase Agreement, contains the entire understanding of the parties with respect to the subject matter hereof. All express or implied agreements and understandings, either oral or written, heretofore made are expressly superseded by this Agreement. This Agreement may be amended, or any term hereof modified, only by a written instrument duly executed by both parties hereto and the written consent of a Majority of Investors. No prior drafts of this Agreement may be used in the construction or interpretation of this Agreement.

            (g) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAWS PROVISIONS).

            (h) CONSENT TO JURISDICTION. EACH OF THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT OF NEW YORK SITTING IN NEW YORK CITY AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE LITIGATED EXCLUSIVELY IN SUCH COURTS. EACH OF THE PARTIES AGREES NOT TO COMMENCE ANY LEGAL PROCEEDING RELATED HERETO EXCEPT IN SUCH COURT. EACH OF THE PARTIES IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING IN ANY SUCH COURT AND HEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

            (i) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT.

      (j) Third Party Beneficiaries. The Investors shall be deemed third party beneficiaries to this Agreement and shall be entitled to rely on the terms and provisions hereof as if party hereto.

                [REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK.]

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement in a manner legally binding upon them as of the date first above written.


                                       GREAT EXPECTATIONS AND ASSOCIATES, INC.


                                       BY____________________________
                                         NAME:
                                         TITLE:


                                       OPEN VENTURES, LLC


                                       BY: ________________________
                                           NAME:
                                           TITLE:
                                           ADDRESS: c/o Roni Appel
                                                    22 Ruth Lane
                                                    Demarest, NJ 07627

                                       THE TRUSTEES OF THE
                                       UNIVERSITY OF PENNSYLVANIA


                                       BY:________________________
                                          NAME:
                                          TITLE:
                                          ADDRESS: University Of Pennsylvania
                                                   Transfer
                                                   3160 Chestnut Street
                                                   Suite 200
                                                   Philadelphia, PA 19104

                                       CRESTWOOD, LLC


                                       BY:________________________
                                          NAME:
                                          TITLE:
                                          ADDRESS: 109 Boulevard Drive
                                                   Danbury, CT 06810

                                       FLAMM FAMILY PARTNERS, LP


                                       BY:________________________
                                          NAME:
                                          TITLE:
                                          ADDRESS: c/o Scott Flamm
                                                   70 West Road
                                                   Short Hills, NJ 07078

                                       TRINITA LLC


                                       BY:________________________
                                          NAME:
                                          TITLE:
                                          ADDRESS: c/o Morten Kielland,
                                                   22 Painters Lane,
                                                   Chesterbrook, PA 19087


                                       ___________________________
                                       YVONNE PATERSON
                                       ADDRESS: 323 Johnson Pavilion
                                                36th St. and Hamilton Walk
                                                Philadelphia, PA 19104_6076


                                       ___________________________
                                       JAMES PATTON
                                       ADDRESS: c/o Millennium Oncology
                                                Management
                                                250 West Lancaster Avenue
                                                Suite 100
                                                Paoli, PA 19301


                                       ___________________________
                                       RONI APPEL
                                       ADDRESS: 22 Ruth Lane
                                                Demarest, NJ 07627

                                       ___________________
                                       WILLIAM KAHN
                                       ADDRESS: 7903 Long Meadow Road
                                                Baltimore, MD 21208


                                       ___________________________
                                       RICHARD YELOVICH
                                       ADDRESS: C/O Millennium Oncology
                                                Management
                                                250 West Lancaster Avenue
                                                Suite 100
                                                Paoli, PA 19301


                                       ___________________________
                                       CHARLES KWON
                                       ADDRESS: 834 Monroe Street
                                                Evanston, IL 60202


                                       ___________________________
                                       TRACY YUN
                                       ADDRESS: 90 LaSalle Street
                                                Apt. #13G
                                                New York, NY 10027


                                       ___________________________
                                       THOMAS MCKEARN
                                       ADDRESS: 6040 Lower Mountain Road
                                                New Hope, PA 18938


                                       ___________________________
                                       J. TODD DERBIN

                                       CARMEL VENTURES, INC.


                                       BY: ________________________
                                          NAME: RONI APPEL
                                          TITLE:
                                          ADDRESS: 22 Ruth Lane
                                                   Demarest, NJ 07627


                                       CRESTWOOD HOLDINGS, LLC


                                       BY:________________________
                                          NAME:
                                          TITLE:
                                          ADDRESS: c/o Ran Nizan
                                                   109 Boulevard Drive
                                                   Danbury, CTO 06810


                                       __________________________
                                       ADELE PFENNINGER
                                       ADDRESS: 12 Spring Brook Road
                                                Annandale, NJ 08801


                                       ________________________
                                       EUGENE MANCINO
                                       ADDRESS: Blau Mancino
                                                12 Roszel Road
                                                Suite C-101
                                                Princeton, NJ 08540


                                       ________________________
                                       ITAI PORTNIO
                                       ADDRESS: 26 Yakinton Street
                                                Haifa, Israel 34406


                                       _______________________
                                       KELLY PROPPER
                                       ADDRESS: 59 Horatio Street
                                                New York, NY 10015

                                       ________________________
                                       MORDECHAI MASHIACH
                                       ADDRESS: 8 Shlomzion Hamalka
                                                Haifa, Israel 33406


                                       3701 LIMITED PARTNERSHIP


                                       BY:________________________
                                          NAME:
                                          TITLE:
                                          ADDRESS:


                                       CORNUCOPIA PHARMACEUTICALS, INC.


                                       BY:________________________
                                          NAME:
                                          TITLE:
                                          ADDRESS:


                                       ___________________________
                                       JAMES PAUL
                                       ADDRESS:


                                       ___________________________
                                       MARILYN MANDELL
                                       ADDRESS: 5257 Fountains Dr. South
                                                Apt. 304
                                                Lake Worth, FL 33467


                                       ___________________________
                                       CATHERINE JANUS
                                       ADDRESS: 4817 Creak Drive
                                                Western Spring, IL 60558

                                       ___________________________
                                       JONAS GROSSMAN
                                       ADDRESS: 59 Horatio Street
                                                New York, NY 10014


                                       ___________________________
                                       MARY ANN RYAN FRANCIS
                                       ADDRESS:1115 Beanaqt Ave.
                                                Seaside Park, NJ 08752


                                       ___________________________
                                       GINA FERARRI
                                       ADDRESS: 36 Stone Run Road
                                                Bedmingter, NJ 07921


                                       ___________________________
                                       CHAIM CYMERMAN,
                                       ADDRESS:


                                       ___________________________
                                       PEGGY FERN
                                       ADDRESS: 1548 Herlong Court
                                                Rock Hill, SC 29732


                                       ___________________________
                                       SCOTT FLAMM
                                       ADDRESS: 70 West Road
                                                Short Hills, NJ 07078


                                       ___________________________
                                       LILLIAN FLAMM
                                       ADDRESS: c/o Scott Flamm
                                                70 West Road
                                                Short Hills, NJ 07078

                                   SCHEDULE I
                                   ----------

                   Open Ventures, LLC
                   The Trustees of the University of Pennsylvania
                   Yvonne Paterson
                   Crestwood, LLC
                   Flamm Family Partner, LP
                   James Patton
                   Roni Appel
                   William Kahn
                   Trinita LLC
                   Richard Yelovich
                   Charles Kwon
                   Tracy Yun
                   Thomas McKearn
                   J. Todd Derbin
                   Crestwood Holdings, LLC
                   Marilyn Mendell
                   Scott Flamm
                   Jonas Grossman
                   Lillian Flamm
                   Kelly Propper
                   Gina Ferarri
                   Adele Pfenninger
                   Peggy Fern
                   Eugene Mancino
                   James Paul
                   Catherine Janus
                   Mary Ann Ryan Francis
                   Mordechai Mashiach
                   Itai Portnio
                   Cornucopia Pharmaceuticals, Inc.
                   3701 Limited Partnership
                   Chaim Cymerman